                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                Bryn Mawr Bank
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                          BRYN MAWR BANK CORPORATION

                             801 LANCASTER AVENUE
                      BRYN MAWR, PENNSYLVANIA 19010-3396

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON TUESDAY, APRIL 21, 1998

To Our Shareholders:

  Notice is hereby given that the Annual Meeting of Shareholders of Bryn Mawr Bank Corporation (the "Corporation") will be held in the Centennial Wing of The Bryn Mawr Trust Company located at the corner of Lancaster Avenue and Morton Road, Bryn Mawr, Pennsylvania on Tuesday, April 21, 1998, at 2:00 P.M., for the following purposes:

    1. To elect four (4) directors to serve a four (4) year term until their successors are duly elected and take office.

    2. To approve and ratify the amendment of the Corporation's By-Laws by the Corporation's Board of Directors increasing from twelve (12) to thirteen (13) the maximum number of directors.

    3. To approve and ratify the amendment of the Corporation's Articles of Incorporation increasing the total number of shares of the Corporation's authorized capital stock from Five Million (5,000,000) shares to Twenty Five Million (25,000,000) shares of capital stock.

    4. Approval of the Corporation's 1998 Stock Option Plan.

    5. To ratify the appointment of Coopers & Lybrand L.L.P. as the independent certified public accountants for Bryn Mawr Bank Corporation for the year 1998.

  In their discretion the proxies are authorized to act upon such other matters as may properly come before the meeting. Reference is made to the accompanying Proxy Statement for details with respect to the foregoing matters. Only shareholders of record at the close of business on March 2, 1998, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Such shareholders may vote in person or by proxy.

                                          By Order of the Board of Directors
                                           of Bryn Mawr Bank Corporation

                                          /s/ S. C. Wasson, Jr.

                                          Samuel C. Wasson, Jr.
                                                Secretary

Bryn Mawr, Pennsylvania
March 6, 1998

IMPORTANT NOTICE

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN, AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. ANY SHAREHOLDER GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS USE FOR ANY PURPOSE. ANY SHAREHOLDER WHO IS PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXY PRIOR TO ITS USE FOR ANY PURPOSE AND VOTE IN PERSON.

                                PROXY STATEMENT
                               TABLE OF CONTENTS

                                                                       PAGE NO.
                                                                       --------
Introduction.........................................................      1
  Matters to be Considered at the Annual Meeting of Shareholders.....      1
  Date, Time and Place of Annual Meeting.............................      1
  Record Date and Voting.............................................      1
  Other Matters......................................................      2
Security Ownership of Certain Beneficial Owners......................      2
Section 16(a) Beneficial Ownership Reporting Compliance..............      2
The Corporation's and Bank's Boards of Directors.....................      3
  General Information About the Corporation's and Bank's Boards of
   Directors.........................................................      3
  Information About Committees of the Corporation's Board of
   Directors.........................................................      3
  Meetings of Corporation's Board and its Committees.................      4
  Information About Committees of the Bank's Board of Directors......      4
  Meetings of Bank's Board and its Committees........................      5
Boards of Directors Compensation.....................................      5
  Directors Fees.....................................................      5
  Non-Employee Directors Stock Option Plan...........................      5
  Directors' Deferred Payment Plans..................................      5
Biographical Information About Corporation's Directors--Information
 About Security Holdings of Corporation's Directors and of the
 Corporation's Directors and Executive Officers as a Group...........      6
Corporation's and Bank's Executive Officers..........................      8
Executive Compensation...............................................      9
  General Disclosure Considerations Concerning Executive
   Compensation......................................................      9
  Executive Compensation.............................................      9
  Summary Compensation Table.........................................     10
  Change of Control Agreements.......................................     11
  Aggregated Option Exercises and Year-End Option Value Table........     12
  Stock Option and Stock Appreciation Rights Plan....................     12
  Executive Deferred Bonus Plan......................................     13
  Pension Plans......................................................     13
  Pension Plan Table.................................................     14
  Bryn Mawr Bank Corporation Thrift and Savings Plan.................     15
  Certain Relationships and Related Transactions.....................     16
Stock Price Performance Graph........................................     16
Compensation Committee Report........................................     17
  Executive Compensation Policy Principles...........................     17
  Elements of Executive Compensation Program.........................     17
  Salary Compensation and Fringe Benefits............................     17
  Stock Options......................................................     18
  Executive Compensation Decisions...................................     18
  Factors and Criteria on Which the Chief Executive Officer's
   Compensation Was Based............................................     18
  The Compensation Committees........................................     18
Proposal 1--Election of Directors....................................     19
  Nominees for Directors.............................................     19
  Recommendation of the Board of Directors...........................     19
Proposal 2--Approve and Ratify the Amendment of the Corporation's By-
 Laws Increasing the Maximum Number of the Board of Directors from
 twelve (12) to thirteen (13) Directors..............................     19
  Recommendation of the Board of Directors...........................     20

                                                                       PAGE NO.
                                                                       --------
Proposal 3--Approve and Ratify the Amendment of the Corporation's
 Articles of Incorporation increasing the Corporation's authorized
 shares of Common stock...............................................    20
  General Information.................................................    20
  Recommendation of the Board of Directors............................    21
Proposal 4--Approve the Corporation's 1998 Stock Option Plan..........    22
  Background..........................................................    22
  Eligible Directors Interest.........................................    22
  Summary of the Plan.................................................    22
  Administration of Option Plan.......................................    22
  Purpose.............................................................    22
  Eligibility.........................................................    23
  Stock Options.......................................................    23
  Transferability and Exercisability..................................    23
  Federal Tax Treatment of Incentive Stock Options....................    23
  Payment of Withholding Taxes........................................    23
  Option Price........................................................    23
  Exercise of Options.................................................    24
  Adjustment Upon Changes in Stock....................................    24
  Change in Control...................................................    24
  Amendment and Termination...........................................    24
  Federal Tax Treatment of Nonqualified Stock Options.................    24
  Effective Date and Duration of the Plan.............................    24
  Recommendation of Board of Directors................................    24
Proposal 5--Ratification of Appointment of Independent Certified
 Public Accountants...................................................    25
Other Business........................................................    25
Shareholder Proposals for 1999........................................    25
Additional Information................................................    26

                                PROXY STATEMENT
                           FOR THE ANNUAL MEETING OF
                          BRYN MAWR BANK CORPORATION
                                 TO BE HELD ON
                                APRIL 21, 1998

                                 INTRODUCTION

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING OF SHAREHOLDERS

  This Proxy Statement is being furnished to shareholders of Bryn Mawr Bank Corporation (the "Corporation") in connection with the solicitation of proxies by the Corporation for use at the Corporation's Annual Meeting of Shareholders to be held on Tuesday, April 21, 1998, at 2:00 P.M., or any adjournment or postponement thereof (the "Annual Meeting"). At the Annual Meeting, the shareholders will consider and vote upon (1) the election of four (4) directors to serve a four (4) year term until their successors are duly elected and take office; (2) to approve and ratify the amendment of the Corporation's By-Laws by the Corporation's Board of Directors increasing from twelve (12) to thirteen (13) the maximum number of directors; (3) to approve and ratify the amendment of the Corporation's Articles of Incorporation increasing the total number of shares of the Corporation's authorized capital stock from Five Million (5,000,000) shares to Twenty Five Million (25,000,000) shares of capital stock; (4) approval of the Corporation's 1998 Stock Option Plan; and (5) the ratification of the appointment of Coopers & Lybrand L.L.P. as the independent certified public accountants for the Corporation for the year 1998. The proxies are authorized to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The approximate date upon which this Proxy Statement and the Proxy are to be mailed to shareholders is March 6, 1998. The address of the executive office of the Corporation is 801 Lancaster Avenue, Bryn Mawr, Pennsylvania 19010-3396.

DATE, TIME AND PLACE OF ANNUAL MEETING

  The Annual Meeting will be held on Tuesday, April 21, 1998, at 2:00 P.M., in the Centennial Wing of The Bryn Mawr Trust Company located at Lancaster Avenue and Morton Road, Bryn Mawr, Pennsylvania.

RECORD DATE AND VOTING

  The Board of Directors of the Corporation has fixed the close of business on March 2, 1998 as the date for determining holders of record of the Corporation's Common Stock, par value $1.00 per share, entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Each holder of record is entitled to one vote per share on the matters to be considered at the Annual Meeting.

  The holders of a majority of the outstanding shares of the Corporation's Common Stock, present either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. As of March 2, 1998, there were 2,176,069 shares of the Corporation's Common Stock outstanding.

  Shares represented by properly executed proxies will be voted in accordance with the directions indicated in the proxies unless such proxies have previously been revoked. Each properly executed proxy on which no voting directions are indicated will be voted in favor of the adoption of the proposals recommended by management of the Corporation, and in the discretion of the proxy agents as to any other matters which may properly come before the Annual Meeting. A proxy may be revoked by a shareholder at any time prior to its use for any purpose by giving written notice of such revocation to Samuel
C. Wasson, Jr., the Secretary of the Corporation, at the executive office of the Corporation, 801 Lancaster Avenue, Bryn Mawr, Pennsylvania 19010-3396 or by appearing in person at the Annual Meeting and asking to withdraw the proxy prior to its use for any purpose so that the shareholder can vote in person. A later dated proxy revokes an earlier dated proxy.

  The Corporation does not know at this time of any business, other than that stated in this Proxy Statement, which will be presented for consideration at the Annual Meeting. If any unanticipated business is properly brought before the Annual Meeting, the proxy agents will vote in accordance with their best judgment.

OTHER MATTERS

  The Corporation will bear the entire cost of soliciting proxies for the Annual Meeting. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telefax and telegram, by the directors, officers and employees of the Corporation and by the Corporation's wholly-owned subsidiary, The Bryn Mawr Trust Company (the "Bank"). Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy material to beneficial owners of the Corporation's Common Stock held of record by such persons, and the Corporation will reimburse them for their expenses in doing so.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table sets forth certain information known to the Corporation, as of January 31, 1998, with respect to the only persons to the Corporation's knowledge, who may be beneficial owners of more than 5% of the Corporation's Common Stock.

                                                        PERCENTAGE OF
                                   AMOUNT AND NATURE OF  OUTSTANDING
                                   BENEFICIAL OWNERSHIP  CORPORATION
   NAME AND ADDRESS                   OF CORPORATION    COMMON STOCK
   OF BENEFICIAL OWNER                 COMMON STOCK         OWNED
   -------------------             -------------------- -------------
   Thomas J. Carroll                     214,200(1)         9.84%
   Patrickswell
   Post Office Box 488
   Middleburg, VA 22117

   George W. Connell                     150,000            6.89%
   121 Cheswold Lane
   Haverford, PA 19041-1801

   The Banc Funds Company, L.L.C.        109,200            5.02%
   208 South LaSalle Street
   Chicago, Illinois 60604

   The Bryn Mawr Trust Company           122,270            5.62%
   Trust Department
   10 South Bryn Mawr Avenue
   Bryn Mawr, PA 19010

--------
(1) Fourteen Thousand (14,000) of the shares reported as beneficially owned by Mr. Carroll are owned Two Thousand (2,000) shares each by his seven (7) children who do not reside in his home. Mr. Carroll disclaims beneficial ownership of such shares.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Corporation's director's and executive officers file reports of their holdings of the Corporation's Common Stock with the Securities and Exchange Commission (the "Commission") and with the Nasdaq National Market Exchange on which the Corporation's Common Stock is traded. Based on the Corporation's records and other information available to it the Corporation believes that all the Commission's Section 16(a) reporting requirements applicable to the Corporation's directors and executive officers for the Corporation's fiscal years ended December 31, 1996 and 1997 were complied with, except a late filing of one Form 4 concerning the purchase of fifty-one shares of Corporation Common Stock by B. Loyall Taylor, Jr.

                         THE CORPORATION'S AND BANK'S
                              BOARDS OF DIRECTORS

  Currently the By-Laws of the Corporation provide that the Corporation's business shall be managed by a Board of Directors of not less than eight and not more than twelve directors. The Corporation's Board, as provided in the By-Laws, is divided into four classes of directors, with each class being as nearly equal in number as possible. The Board of Directors has fixed the number of directors at twelve, with three members in Class I, three members in Class II, three members in Class III, and three members in Class IV. (SEE, PROPOSAL 1-- ELECTION OF DIRECTORS)

  Under the Corporation's By-Laws, persons elected by the Board of Directors to fill a vacancy on the Board serve as directors for a term expiring with the next annual meeting of shareholders, unless the directors are appointed by the Board after the shareholder record date for that meeting, in which case the person serves as a director until the annual meeting of shareholders following that meeting. The directors in each class serve terms of four years each, unless appointed or elected to fill an unexpired term of office, and until their successors are elected, qualified and take office.

  At their meeting in December of 1997, the Boards of Directors of the Corporation and the Bank set up a schedule of quarterly meetings for the Boards of Directors of both the Corporation and the Bank for 1998 in order to better enable the members of the Boards to fulfill their responsibilities and to deal with increasing regulations of bank holding companies, their subsidiary banks and other subsidiaries. Quarterly Board meetings of the Corporation and the Bank will occur in January, April, July and October. As part of the reorganization of the Corporation's and Bank's Board and Committee structures the Risk Management Committee and Executive Committee will each meet eight times per year in those months when the Boards of Directors do not meet. The Executive Committees will act in the stead of the Boards of Directors of the Corporation and the Bank and will have responsibility for nomination of new directors. The Audit and Trust Committees of the Boards will meet quarterly preceding each Board of Directors meeting. The Risk Management Committee will continue to review and manage the material business risks which confront the Corporation and the Bank.

GENERAL INFORMATION ABOUT THE CORPORATION'S AND BANK'S BOARDS OF DIRECTORS

  The Corporation's Board of Directors was scheduled to meet monthly and during 1997 held thirteen meetings. The Bank's Board of Directors was scheduled to meet at least monthly and during 1997 held twelve meetings.

INFORMATION ABOUT COMMITTEES OF THE CORPORATION'S BOARD OF DIRECTORS

  The Committees of the Corporation's Board of Directors are the Executive, Risk Management, Audit, and Compensation Committees.

  The Executive Committee, comprised of Sherman R. Reed, 3rd (Chairman), Warren W. Deakins, William Harral, III, Phyllis M. Shea, Robert L. Stevens and Thomas A. Williams meets when called together to discuss and act upon matters which require action prior to the next meeting of the Corporation's Board of Directors and exercises the authority and powers of the Board of Directors at intervals between meetings of the Board of Directors insofar as may be permitted by law. During 1997 the Executive Committee held three meetings.

  The Executive Committee serves as the Corporation's nominating committee and in that regard the Committee will consider director nominees recommended by the shareholders. When submitting a recommendation, shareholders should send the Secretary of the Corporation biographical information about the candidate, together with a statement of the candidate's qualifications and any other data supporting the recommendation. If it is determined that the candidate has no conflicts of interest or directorships of other companies which would disqualify the candidate from serving as a director, the candidate's name will be presented to the Executive Committee for consideration.

  The Risk Management Committee, comprised of Thomas A. Williams (Chairman), Darrell J. Bell, Richard B. Cuff, Peter H. Havens, Wendell F. Holland, Sherman
R. Reed, 3rd, Robert L. Stevens, and Samuel C. Wasson, Jr., meets monthly to review and manage the material business risks which confront the Corporation by establishing and monitoring policies and procedures designed to lead to an understanding of and to identify, control, monitor and measure the Corporation's material business risks. During 1997 the Risk Management Committee held twelve meetings.

  The Audit Committee, comprised of Darrell J. Bell (Chairman), Richard B. Cuff, Wendell F. Holland and B. Loyall Taylor, Jr., meets at least once a year to make or cause to be made a complete examination of the books, papers and affairs of the Corporation and its subsidiaries and to consider such other matters as may be required by law. The Audit Committee employs independent certified public accountants as it deems necessary to make such examination. During 1997 the Audit Committee held four meetings.

  The Compensation Committee, comprised of Sherman R. Reed, 3rd, (Chairman), Warren W. Deakins, William Harral, III, Phyllis M. Shea and Thomas A. Williams meets to discuss compensation matters, including determining the numbers of stock options to be distributed pursuant to the Corporation's 1986 Stock Option and Stock Appreciation Rights Plan. During 1997 the Compensation Committee held three meetings.

MEETINGS OF CORPORATION'S BOARD AND ITS COMMITTEES

  The total number of meetings of the Corporation's Board of Directors which were held in 1997 was thirteen meetings. All of the incumbent directors, who were directors during 1997 (i) attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors, and (ii) all directors attended at least seventy-five percent (75%) of the aggregate of the total number of meetings held by all committees of the Board on which the director served, except Peter H. Havens and Phyllis M. Shea.

INFORMATION ABOUT COMMITTEES OF THE BANK'S BOARD OF DIRECTORS

  The Committees of the Bank's Board of Directors are the Executive, Risk Management, Audit, Trust and Compensation Committees.

  The Executive Committee, comprised of Sherman R. Reed, 3rd (Chairman), Warren W. Deakins, William Harral, III, Phyllis M. Shea, Robert L. Stevens and Thomas A. Williams, meets when called to exercise the authority and powers of the Bank's Board of Directors at intervals between meetings of the Board of Directors insofar as may be permitted by law. The Committee held three meetings during 1997.

  The Risk Management Committee comprised of Thomas A. Williams (Chairman), Darrell J. Bell, Richard B. Cuff, Peter H. Havens, Wendall F. Holland, Sherman
R. Reed, 3rd, Robert L. Stevens and Samuel C. Wasson, Jr. meets monthly to review and manage the material risks which confront the Bank by establishing and monitoring policies and procedures to control, monitor and measure loan quality and concentration, interest rate and market risk, as well as liquidity risk and other material business risks. During 1997 the Risk Management Committee held twelve meetings.

  The Audit Committee, comprised of Darrell J. Bell (Chairman), Richard B. Cuff, Wendall F. Holland and B. Loyall Taylor, Jr., meets at least twice a year to make or cause to be made a complete examination of the books, papers, and affairs of the Bank, and to consider such other matters as may be required by law. The Audit Committee employs independent certified public accountants as it deems necessary to make such examination. The Committee held four meetings during 1997.

  The Trust Committee, comprised of Phyllis M. Shea (Chairman), Warren W. Deakins, William Harral, III, Peter H. Havens, Robert L. Stevens and B. Loyall Taylor, Jr. meets monthly and has general supervision over the Trust Department and over that Department's investments. The Committee held twelve meetings during 1997.

  The Compensation Committee, comprised of Sherman R. Reed, 3rd (Chairman), Warren W. Deakins, William Harral, III, Phyllis M. Shea and Thomas A. Williams meets to discuss compensation matters and to approve salaries for officers and bonuses for the chief executive officer, the other officers named in the Summary Compensation Table and certain other officers, subject to ratification by the Board of Directors. The Committee held three meetings in 1997.

MEETINGS OF BANK'S BOARD AND ITS COMMITTEES

  The total number of meetings of the Bank's Board of Directors which were held in 1997 was twelve. All incumbent directors (i) attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors, and (ii) attended at least seventy-five percent (75%) of the aggregate of the total number of meetings held by all committees of the Board on which the director served.

                       BOARDS OF DIRECTORS COMPENSATION

DIRECTORS FEES

  During 1997, each non-officer director was paid an annual retainer of $6,000, payable $1,500 each calendar quarter. In addition each non-officer director was paid a fee of $750 for attendance at each Board meeting, $350 for attending the Corporation's organization meeting and $350 for attending any Board committee meeting. A separate attendance fee is not paid for attending a Corporation Board meeting held on a Bank Board meeting day.

NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

  Under the Corporation's Non-Employee Directors Stock Option Plan, each non-employee director of the Corporation and the Bank during 1998 will be granted options to purchase 1,000 shares of Corporation Common Stock. The purchase price of the stock is the fair market value based on the last sales price of the stock on the third business day following the date of the Corporation's Annual Meeting. Each stock option may be exercised within ten (10) years from the date of grant. Only directors who are elected or appointed to the Board at or before the Corporation's 1998 Annual Meeting may participate in the Directors' Stock Option Plan. (SEE, PROPOSAL 4--APPROVAL OF THE CORPORATION'S 1998 STOCK OPTION PLAN)

DIRECTORS' DEFERRED PAYMENT PLANS

  Under the Deferred Payment Plans for directors (the "Plans") a director may defer receipt of a portion or all of the fees paid for service as a director of the Corporation and Bank. The Plans are non-qualified plans and the Plans' funds are held in a trust administered by the Bank's Trust Department. Under the Plans a participating director may elect to invest the deferred director's fees in a money market fund, a fixed income mutual fund, equity mutual fund, international equity mutual fund, or in the Corporation's Common Stock. The right to receive future payments under the Plans is an unsecured claim against the general assets of the Corporation. Payments of deferred compensation may be made only in cash or Corporation Common Stock as provided in the Plans.

      BIOGRAPHICAL INFORMATION ABOUT CORPORATION'S DIRECTORS--INFORMATION
         ABOUT SECURITY HOLDINGS OF CORPORATION'S DIRECTORS AND OF THE
           CORPORATION'S DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP

  The following table sets forth certain biographical information and information regarding beneficial ownership of shares of the Corporation's Common Stock as of March 2, 1998, for each of the Corporation's directors, for the executive officers as a group and for all directors and executive officers as a group. Other than as indicated below, each of the persons named below has been employed in their present principal occupation for the past five years.

                                                                           AMOUNT AND        PERCENTAGE
                                                                            NATURE OF       OF OUTSTAND-
                                                                           BENEFICIAL      ING CORPORATION
           NAME, PRINCIPAL OCCUPATION AND         AGE AS OF   DIRECTOR   OWNERSHIP AS OF    COMMON STOCK
     BUSINESS EXPERIENCE FOR PAST FIVE YEARS    MARCH 2, 1998 SINCE(1) MARCH 2, 1998(2)(3)      OWNED
     ----------------------------------------   ------------- -------- ------------------- ---------------
               CONTINUING DIRECTORS
                      Class I
 The terms of the following directors expire
  in 1999:
 1.  Sherman R. Reed, 3rd                             69        1973         30,124***          1.38%
     Builder and Developer, President,
       Sher-Ree, Inc.

 2.   Phyllis M. Shea                                 65        1980          7,380***           .34%
      Attorney-at-Law, Shea and Shea

 3.  Thomas A. Williams                               62        1992          4,200***           .19%
     Vice President, Secretary/Treasurer,
       Houghton International, Inc., a
       specialty company, since
       1991
               CONTINUING DIRECTORS
                     Class II
 The terms of the following directors expire
  in 2000:
 1.  Peter H. Havens                                  43        1986          2,831###           .13%
     Executive Vice President of the Bank and
       head of Investment Management
       and Trust Division since May 1995(4)

 2.  Robert L. Stevens                                60        1974         99,142##           4.56%
     Chairman of Corporation and Bank since
       December of 1995, President and Chief
       Executive Officer of the Corporation
       since its formation in 1986; President
       and Chief Executive Officer of the Bank
       since January, 1980 and prior to that, its
       Executive Vice President since 1968

 3.    B. Loyall Taylor, Jr.                          51        1986         13,961+**           .64%
       President, Taylor Gifts, Inc., mail order
       catalog sales

--------
  * Includes 1,000 shares which the director has the right to acquire by exercise of stock options granted under the Corporation's Non-Employee Directors Stock Option Plan.
 ** Includes 2,000 shares which the director has the right to acquire by exercise of stock options granted under the Corporation's Non-Employee Directors Stock Option Plan.
*** Includes 3,000 shares which the director has the right to acquire by exercise of stock options granted under the Corporation's Non-Employee Directors Stock Option Plan.
 ## Includes 63,480 shares which Mr. Stevens and 17,680 shares which Mr. Wasson have the right to acquire through exercise of stock options granted under the Corporation's Stock Option and Stock Appreciation Rights Plan and 17,007 shares held by Mr. Stevens based on his interest in the Corporation's Thrift and Savings Plan and 1,231 shares held by Mr. Havens based on his interest in the Corporation's Executive Deferred Bonus Plan and Thrift and Savings Plan.
  # Mr. Havens disclaims beneficial ownership of 1,000 shares held in trust for the benefit of his wife, Louise A. Havens, 150 shares held in trust for the benefit of his daughter, Victoria L. Havens, and 150 shares held in trust for the benefit of his son, Robert H. Havens, who reside in Mr. Havens' household.

  + Includes 9,612 shares held by Mr. Taylor and 830 held by Mr. Harral, based on their interests in the Bank's and Corporation's Deferred Payment Plans for directors.

                                                                           AMOUNT AND      PERCENTAGE OF
                                                                            NATURE OF       OUTSTANDING
                                                                           BENEFICIAL       CORPORATION
          NAME, PRINCIPAL OCCUPATION AND          AGE AS OF   DIRECTOR   OWNERSHIP AS OF   COMMON STOCK
     BUSINESS EXPERIENCE FOR PAST FIVE YEARS    MARCH 2, 1998 SINCE(1) MARCH 2, 1998(2)(3)     OWNED
     ----------------------------------------   ------------- -------- ------------------- -------------
               CONTINUING DIRECTORS
                     Class III
 The terms of the following directors expire in 2001:
 1.   Warren W. Deakins                             59        1990           5,000***         .23%
      Self-employed insurance sales since January
       1993; President and Chief Executive
       Officer, Fidelity Mutual Group, a life
       insurance company, from September 1989 until
       January 1993 and, prior thereto, President
       and Chief Operating Officer from
       October, 1984

 2.   Wendell F. Holland, Esq.                      46        1997          1,100*            .05%
      Vice President Governmental Relations
       and Regulatory Affairs for American
       Water Works Service Company, Inc. of
       Voorhees, New Jersey since December 1996;
       Counsel to the law firm of Reed, Smith,
       Shaw & McClay from January 1995 until
       December 1996; partner with the law firm
       of LeBoeuf, Lamb, Greene & MacRae from
       April 1993 until January 1995, and
       Commissioner of the Pennsylvania Public
       Utilities Commission from November 1990
       until April 1993(5)

 3.   Samuel C. Wasson, Jr.                         59        1982          20,157##           .93%
      Secretary of the Bank
       and Corporation since January
       of 1992; Vice President of the
       Corporation since its formation in
       1986 until January 1992; Vice
       Chairman since November of 1997,
       Executive Vice President of the Bank
       from November 1993 to November 1997
       and Treasurer from 1980 until November
       1993; prior to that, a Vice President of
       the Bank

            NOMINEES FOR DIRECTORS
                     Class IV
 The terms of the following directors expire
  in 1998 and if elected to a new term will
  expire in 2002:
 1.   Darrell J. Bell                               58        1990           4,200***         .19%
      Retired Senior Vice
       President Main Line Health, Inc.
       from October 1993 until November 1994,
       President and Chief Executive Officer,
       from June, 1987 until October 1993,
       The Bryn Mawr Hospital, and prior
       thereto, from April, 1977, Executive
       Vice President and Chief Operating
       Officer of the Hospital

 2.   Richard B. Cuff                               66        1983           9,176***         .42%
      Chairman, Cuffco, Inc.,
       Cobb & Lawless Service Co., Inc.
       and Main Line Appliances & Custom
       Kitchens LTD., electrical
       contracting, service and retail
       sales

 3.   William Harral, III                           58        1995           7,330+**         .34%
      Senior Counselor, The
       Tierney Group since June of 1997,
       President and Chief Executive
       Officer Bell Atlantic-
       Pennsylvania, Inc., from
       November, 1994 until June of 1997;
       previously Vice President and Chief
       Financial Officer from May, 1989(6)

               NOMINEE FOR DIRECTOR:
 4.   John D. Firestone                             54                       -0-
      Partner, Secor Group, a
       venture capital firm(7)

      Executive  officers as a group (9 persons)                           151,623           6.97%
      All director nominees, directors and
       executive officers as a group (19
       persons)                                                            234,094          10.76%

Footnote Information Concerning Directors

(1) Reference to service on the Boards of Directors refers to the Bank only prior to 1986 and to the Bank and Corporation since 1986.
(2) The number of shares "beneficially owned" in each case includes 100 shares which each director must own to qualify as a director of the Corporation, and also includes, when applicable, shares owned beneficially, directly or indirectly, by the spouse or minor children of the director, and shares owned by any other relatives of the director residing with the director. None of the directors holds title to any shares of the Corporation of record which such director does not own beneficially.
(3) The Corporation does not know of any person having or sharing voting power and/or investment power with respect to more than 5% of the Corporation's Common Stock other than Thomas J. Carroll, George W. Connell, The Banc Funds Company, L.L.C., and the Trust Department of the Bank (See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS").
(4) Mr. Havens also serves as a director of Nobel Education Dynamics, Inc.
(5) Mr. Holland serves as a director of Allegheny Power Systems, Inc.

(6) Mr. Harral serves as a director of C&D Technologies, Inc.

(7) Mr. Firestone serves as a director of Allied Capital Corporation.

  None of the directors is a party to any contract, arrangement or understanding with respect to any of the Corporation's Common Stock, other than in connection with (i) the Corporation's Stock Option and Stock Appreciation Rights Plan, and (ii) the Corporation's Non-Employee Directors Stock Option Plan.

                  CORPORATION'S AND BANK'S EXECUTIVE OFFICERS

  The following table sets forth certain information with respect to the current executive officers of the Corporation and Bank as of March 2, 1998:

                                                                                  CORPORATION
                                                                                     STOCK
NAME, PRINCIPAL OCCUPATION    AGE AS OF                                           BENEFICIALLY
 AND BUSINESS EXPERIENCE    MARCH 2, 1998 OFFICE WITH THE CORPORATION AND/OR BANK    OWNED
     FOR PAST 5 YEARS       ------------- --------------------------------------- ------------
Robert L. Stevens.......          60      Chairman, President and Chief              99,142##
                                             Executive Officer and Director of
                                             Corporation and Bank
Samuel C. Wasson, Jr....          59      Secretary and Director of Corporation      20,157##
                                             and Vice Chairman, Secretary and
                                             Director of Bank
Peter H. Havens(1)......          43      Executive Vice President of Bank--          2,831##+
                                             Investment Management and Trust and
                                             Director of Corporation and Bank
Robert J. Ricciardi.....          49      Vice President of Corporation and          15,594##+
                                             Executive Vice President of Bank--
                                             Chief Credit Policy Officer
Joseph G. Keefer........          39      Senior Vice President--Chief Lending          535##
                                             Officer
Joseph W. Rebl..........          53      Treasurer of Corporation and Treasurer        200
                                             and Senior Vice President of Bank--
                                             Finance
Paul M. Kistler, Jr. ...          61      Senior Vice President of Bank--Banking      6,108##
                                             Operations, Human Resources,
                                             Facilities and Information Systems
Thomas M. Petro.........          39      Senior Vice President of Bank--             6,801##
                                             Community Banking
Leo M. Stenson..........          47      Senior Vice President and Auditor of          255##
                                             Bank

--------
Footnote Information Concerning Executive Officers
## Includes exercisable stock options and/or the interests of the executive officers held in the Corporation's Thrift and Savings Plan stated in terms of the Corporation's shares.
 + Includes interests of the executive officer held in the Corporation's
   Executive Deferred Bonus Plan stated in terms of the Corporation's shares.

--------
(1) Mr. Havens was appointed by the Bank as the Executive Vice President in charge of the Investment Management and Trust Division of the Bank on May 1, 1995. Mr. Havens was Manager of Kewanee Enterprises, a private investment company from 1982 until 1995. Mr. Havens has been a director of the Bank and Corporation since 1986.

                            EXECUTIVE COMPENSATION

      GENERAL DISCLOSURE CONSIDERATIONS CONCERNING EXECUTIVE COMPENSATION

  The Corporation believes that its shareholders should be provided clear and concise information about the compensation of the Bank's executives and the reasons the Bank's Board of Directors(/3/) made decisions concerning their executive compensation, consistent with the Commission's proxy statement disclosure rules regarding disclosure of executive compensation.

  The format and content of the information set forth below is intended to enable the Corporation's shareholders to understand the rationale and criteria for the Corporation's and Bank's executive compensation programs and the compensation paid to the named executives and its other executives and key employees.

  The Corporation welcomes shareholder comment on whether the objective--to provide information to the Corporation's shareholders that is useful and clearly stated--has been met. Please send any comments or suggestions for further improvements in disclosure to Samuel C. Wasson, Jr., Secretary at 801 Lancaster Avenue, Bryn Mawr, Pennsylvania 19010-3396.

EXECUTIVE COMPENSATION
  The following information relates to all plan and non-plan compensation awarded to, earned by, or paid to (i) Robert L. Stevens, the Chairman and Chief Executive Officer of the Bank, and (ii) the Bank's four (4) most highly compensated executive officers, other than Mr. Stevens, who were serving as executive officers of the Bank at December 31, 1997 (Mr. Stevens and such officers, are hereinafter sometimes referred to as the "Named Executive Officers").

  The following information reflects bonus compensation earned by the Named Executive Officers during 1997 and paid to them in January 1998. Any compensation earned by the Named Executive Officers during 1998 will be reported in the proxy statement for the Corporation's 1999 Annual Meeting of Shareholders.
--------
/3/ The Corporation's executives are not compensated for their services to the Corporation rather, because the Bank is the principal subsidiary of the Corporation, they are compensated as officers of the Bank.

                          SUMMARY COMPENSATION TABLE

  The disclosure regarding the compensation of the Bank's executives includes the following table that sets forth the compensation paid to the Named Executive Officers during the last three fiscal years.(/4/)

                                         ANNUAL COMPENSATION(1)
                                         ----------------------
               NAME AND                                            ALL OTHER
          PRINCIPAL POSITION             YEAR  SALARY  BONUS(2) COMPENSATION(3)
          ------------------             ---- -------- -------- ---------------
                                                ($)      ($)          ($)
Robert L. Stevens......................  1997 $224,080 $ 90,000     $4,800
Chairman, President and Chief Executive
 Officer                                 1996  213,072   85,000      4,500
                                         1995  215,070   70,000      4,500
Peter H. Havens........................  1997  183,072  140,000      4,800
Executive Vice President--Investment     1996   96,586        0      1,869
 Management and Trust                    1995  117,387   40,000          0
Samuel C. Wasson, Jr. .................  1997  127,461   60,000      3,750
Vice Chairman and Secretary              1996  117,422   66,000      3,450
                                         1995  117,360   40,000      3,450
Joseph W. Rebl.........................  1997  102,534   45,000      3,000
Senior Vice President--Finance and
 Treasurer                               1996   96,323   55,000      2,820
                                         1995   96,212   33,000      2,820
Paul M. Kistler, Jr. ..................  1997  101,605   40,000      3,000
Senior Vice President--Banking           1996   96,586   36,500      2,850
 Operations, Human Resources,            1995   96,568   30,000      2,850
 Facilities and Information Systems

--------

(1) A Table for Long-Term Compensation, including an Other Annual Compensation column is not included because no compensation of this nature is paid by the Corporation or the Bank and the restricted stock awards and long term incentive payouts columns are not included in the Compensation Table since these benefits are not made available by the Corporation or the Bank.

(2) Based on an incentive plan related to Corporation earnings for 1995, 1996, and 1997, bonuses were awarded to the Named Executive Officers in January 1996, 1997 and 1998.

(3) The Corporation maintains the Bryn Mawr Bank Corporation Thrift and Savings Plan which was amended and restated to comply with Section 401(k) of the U.S. Internal Revenue Code, effective January 1, 1985. The amended Thrift Plan allows employees of each participating employer to contribute, on a pre-tax basis, up to 16% of their annual base compensation, as defined in the Plan, but not to exceed $10,000 in 1998. Quarterly, each participating employer matches the employees' contribution dollar for dollar to a maximum of 3% of the employee's annual compensation. The employer matching portion is included in All Other Compensation.
--------

/4/ The Commission's compensation disclosure rules require the use, where applicable, of a series of tables to describe various types of compensation paid to the specified executive officers. The use of a specific table or column in a table is not required by the Commission's rules if no compensation was paid or awarded to the named executives. Only the tables or columns required to be used by the Commission's rules, because of the compensation paid to the specified executive officers, have been used in this Proxy Statement.

CHANGE OF CONTROL AGREEMENTS

  In 1995, at the recommendation of the Corporation's Compensation Committee, the Corporation's Board of Directors approved Executive Severance Change-of-Control Agreements (the "Agreements") with its Executive Officers. The Corporation's Board of Directors has entered into Agreements with the Named Executive Officers and certain other officers (collectively the "covered officers"). The Agreements were approved by the outside members of the Board of Directors.

  The Board of Directors believes that the Agreements assure fair treatment of the covered officers since benefits provided are comparable to termination benefits afforded by other companies to secure and retain key officers. Furthermore, by assuring the covered officers some financial security, the Agreements protect the Corporation's shareholders by tending to neutralize any bias of those officers in considering proposals to acquire the Corporation. The Board believes that these advantages outweigh the disadvantage of the potential cost of the benefits.

  The Agreements, which are between the Bank and each of the covered officers, provide for a lump sum severance benefit if such officers' employment are terminated under certain circumstances within two years following a "change of control", as defined in the Agreements, of the Corporation. Such circumstances include termination of employment other than for "cause" as defined in the Agreements, or the resignation of such officer following a significant reduction in the nature or scope of his/her authority, duties or responsibilities, removal from their position as an officer of the Corporation or Bank, reduction in base salary of the officer in effect immediately prior to the change of control, revocation or reduction of benefits payable to the officer under the Corporation's or Bank's benefit plans, without obtaining the officer's written consent thereto, transfer of the officer to a location outside the greater Philadelphia area or the general area of the officer's principal residence, immediately prior to the change of control, or the officer being required to undertake business travel substantially greater than his/her business travel immediately prior to the change of control.

  The severance benefit, as determined by the Compensation Committee consists of (a) an amount in cash equal to three (3) or two (2) times the covered officer's salary in effect either immediately prior to the termination of employment or immediately prior to the change of control, whichever is higher,
(b) an amount in cash equal to the excess, if any, of the aggregate fair market value of the Corporation's Common Stock, that is, the closing price of the Corporation's Common Stock on the last business day the Common Stock was traded immediately preceding the termination date (the "Termination Date") of the covered officer's employment, subject to outstanding and unexercised stock options, whether vested or unvested, granted to the covered officer under the Corporation's Stock Option and Stock Appreciation Rights Plan, over the aggregate exercise price of all such stock options, (c) to the extent not heretofore paid, the covered officer's salary through the Termination Date and the officer's salary in lieu of any unused vacation, (d) an amount equal to all awards earned by the officer in respect of completed plan periods prior to the Termination Date for the Corporation's Thrift and Savings Plan and the Bank's annual bonus plan, and payment in respect of such plans for the uncompleted fiscal year during which termination of employment occurs, (e) the cost to continue or cause to be continued until thirty-six (36) or twenty-four
(24) whole months for the covered officers after the Termination Date, on the cost-sharing basis in effect immediately prior to the change of control, the medical, dental, life and disability insurance benefits substantially equivalent in all material respects to those furnished by the Bank to the covered officers immediately prior to the change of control, provided, however, that the obligation of the Bank to provide such benefits shall cease at such time as the covered officer is employed on a full-time basis by a party not owned or controlled by the covered officer, that provides the covered officer, substantially the same benefits on substantially the same cost-sharing basis as that between the Bank and the covered officer in effect immediately prior to the change of control, (f) for both vesting and benefit calculation purposes, credit with three (3) or two (2) additional, "years of credited service", (as defined in the Corporation's Pension Plan), for the covered officers under the Corporation's Pension Plan and Supplemental Employee Retirement Plan, in addition to the years of credited service that would have otherwise been calculated by reference solely to the Termination Date, and (g) the cost of reasonable career counseling services for the covered officer. To the extent necessary to provide the covered officers with the additional years of credited service obtainable under the Agreements, the Corporation has agreed to amend its Supplemental Employee Retirement Plan or create such supplemental retirement plans as are necessary.

  The Agreements terminate in 1998 but are automatically extended for additional one year periods unless the Bank provides written notice to cancel. The terms of outstanding Agreements cannot end prior to the expiration of two(2) years after the occurrence of a Change of Control regardless of any notice by the Bank to cancel.

  In addition to the severance benefits outlined above, each covered officer would be entitled to receive all other compensation and benefits payable generally in the event of termination of employment. The aggregate amount of all such compensation and benefits is subject to a limitation designed to allow the Bank and Corporation to deduct, for federal income tax purposes, any payments made pursuant to the Agreements. The Bank may terminate each covered officer's employment, without liability, under the respective Agreements for cause as defined therein.

  The amount of severance salary benefits each of the Named Executive Officers would be entitled to, pursuant to the Agreements, if an event which triggered the payment occurred on the date of the Proxy Statement, is as follows:
Messrs. Stevens $690,000, Havens $540,000, Wasson $450,000, Kistler $330,000,
Rebl $330,000. The total of such severance salary benefit payments for all covered officers would be $3,847,121.

          AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUE TABLE

  The following table sets forth, with respect to each exercise of stock options during 1997 by each of the Named Executive Officers and the year-end value of unexercised options on an aggregated basis: (i) the name of the executive officer (column (a)); (ii) the number of shares received upon exercise, or, if no shares were received, the number of securities with respect to which the options were exercised (column (b)); (iii) the aggregate dollar value realized upon exercise (column (c)); (iv) the total number of unexercised options held at December 31, 1997, separately identifying the exercisable and unexercisable options (column (d)); and (v) the aggregate dollar value of in-the-money, unexercised options held at December 31, 1997, separately identifying the exercisable and unexercisable options (column (e)). As of December 31, 1997, there were no stock appreciation rights outstanding.

  AGGREGATED OPTION EXERCISES IN 1997 AND DECEMBER 31, 1997 OPTION VALUES(1)

          (A)                    (B)            (C)               (D)                       (E)
                                                        (#) UNEXERCISED OPTIONS  ($) IN-THE-MONEY OPTIONS
                         (#) SHARES ACQUIRED ($) VALUE ------------------------- -------------------------
          NAME               IN EXERCISE     REALIZED  EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           ------------------- --------- ----------- ------------- ----------- -------------
Robert L. Stevens.......        7,200         261,000    63,480       18,120      2,196,536     597,734
Peter H. Havens.........          --              --        --           --             --          --
Samuel C. Wasson, Jr. ..        2,200          81,400    17,680        4,520        612,856     148,614
Joseph W. Rebl..........        4,600          80,921     1,760        2,440         56,786      80,058
Paul M. Kistler, Jr. ...          --              --      4,160        2,040        135,432      66,858

--------
(1) Based upon $49.00 per share the last bid price for the Common Stock on December 31, 1997.

STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN

  In 1993 the Corporation's Board of Directors adopted and in 1994 the Corporation's shareholders approved a restated Bryn Mawr Bank Corporation 1986 Stock Option and Stock Appreciation Rights Plan (the "Plan"). The Corporation's Board of Director's Compensation Committee (the "Committee"), composed of five (5) non-management directors, who are ineligible to receive grants under the Plan, is authorized to grant stock options ("Option(s)") and stock appreciation rights ("SAR(s)") to key officers (hereinafter called "officer(s)") of the Bank selected by the Committee. Up to 181,300 shares of the Corporation's Common Stock may be issued under the Plan, subject to adjustment for stock dividends, stock splits and other similar corporate transactions.

  An Option gives the officer the right to purchase a certain number of shares of the Corporation's Common Stock for a specified price during a specified period. Options may be either incentive stock options ("ISOs") or nonqualified stock options, each of which, as described below, results in different federal income tax consequences to the officer and the Corporation. An officer may receive the value of an SAR in cash, shares of the Corporation's Common Stock, or a combination of both, as determined by the Committee. The "value" of an SAR is equal to the excess of the market price of each share of the Corporation's Common Stock on the date of exercise over the market price on the date of grant subject to the limitation that the value of the SAR may not exceed 200% of the market price on the date of grant. SARs may be granted only in conjunction with a nonqualified stock option as determined by the Committee.

  Options and SARs may not be exercised before one year from the date of grant and may not be exercised more than three months after employment terminates for any reason other than death, disability or retirement of the officer in which case the officer or the officer's successor in interest, as provided in the relevant option agreement, shall have the right to exercise the Option within twelve months of the date of termination of the employment with respect to any nonqualified stock option or SAR and within twelve months of the date of death or disability with respect to an ISO, unless the Committee provides otherwise at the time of grant. Options and SARs may not have a term of more than ten years, and may not have an exercise price less than the fair market value of the Corporation's Common Stock on the date of grant.

  If the Committee approves, an officer may pay the exercise price of an Option in shares of the Corporation's Common Stock, which have been held by the officer for at least one year, having an aggregate fair market value (at the date of exercise) equal to the exercise price, or in any combination of cash and Corporation's Common Stock. Officers, who have Options should consult their tax advisers for the federal, state and local tax consequences in their specific circumstances.

  During 1997, stock options were not granted to any of the Bank's or Corporation's officers.

EXECUTIVE DEFERRED BONUS PLAN

  In 1989, the Corporation established the Deferred Bonus Plan (the "Plan"), which permits executives of the Bank annually to defer all or a portion of any bonus (the "Deferred Compensation") which the executives may be awarded. The Plan is a non-qualified plan and Plan funds are held in a trust administered by the Bank's Trust Department. Under the Plan the participating executives may elect to invest the Deferred Compensation in a money market fund, fixed income mutual fund, equity mutual fund, international equity fund or in the Corporation's Common Stock. Participants may elect to defer the receipt of the Deferred Compensation until (i) January of the following year or (ii) retirement or separation from employment. In certain very limited circumstances involving a hardship, as defined in the Plan, participants may request withdrawal of his/her Deferred Compensation. The right to receive future payments under the Plan is an unsecured claim against the general assets of the Corporation. Payments of Deferred Compensation may be made only in cash or Corporation stock as provided in the Plan.

PENSION PLANS

  In December 1989, the Corporation assumed sponsorship of the Bank's non-contributory pension plan (the "Pension Plan") and amended the Pension Plan to cover the eligible employees of the Corporation and the Bank, (the "Employer"). Currently only Bank employees are eligible for benefits under the Plan. Employees of the Bank (collectively called the "participants") become eligible to participate in the Pension Plan on January 1 following their attainment of 20 1/2 years of age and performance of six (6) months of service during which 500 hours of service are credited, as those terms are defined in the Pension Plan. Benefits under the Pension Plan are paid from a trust for which the Bank is the trustee. The payments are made monthly under various options provided for in the Pension Plan, selected by the participants. For funding purposes it is the Corporation's policy to fund amounts necessary to maintain the actuarial soundness of the Pension Plan. The Pension Plan is fully funded and therefore, based on ERISA funding requirements, no contribution was needed or allowed in 1997.

The net periodic pension cost is computed on the basis of accepted actuarial methods which include the current year service cost. The Bank's net periodic pension cost for 1995, 1996 and 1997 was $122,027, $36,675 and ($121,780),
respectively, decreasing the unfunded accrued pension expense for accounting purposes to $113,346 as of December 31, 1997.

  The Corporation's actuaries indicated that the amount of the contribution, payment or accrual with respect to a participant is not and cannot readily be separately or individually calculated under the actuarial cost method used in determining aggregate contribution requirements for the Corporation's Pension Plan. Covered compensation is the basic rate of salary paid to a participant including bonus and overtime.

  Set forth below is a table of annual pension benefits based on the rates of salary in various years of service categories for participants retiring at age 65 in 1997.

                              PENSION PLAN TABLE

                                             YEARS OF SERVICE
                           ----------------------------------------------------
      REMUNERATION           15       20       25       30       35       40
      ------------         ------- -------- -------- -------- -------- --------
      $125,000............ $31,552 $ 42,070 $ 52,587 $ 63,104 $ 73,622 $ 81,747
       150,000............  38,302   51,070   63,837   76,604   89,372   99,122
       175,000............  45,052   60,070   75,087   90,104  105,122  116,497
       200,000............  51,802   69,070   86,337  103,604  120,872  133,872
       225,000............  58,552   78,070   97,587  117,104  136,622  151,247
       250,000............  65,302   87,070  108,837  130,604  152,372  168,622
       275,000............  72,052   96,070  120,087  144,104  168,122  185,997
       300,000............  78,802  105,070  131,337  157,604  183,872  203,372
       325,000............  85,552  114,070  142,587  171,104  199,622  220,747
       350,000............  92,302  123,070  153,837  184,604  215,372  238,122
       375,000............  99,052  132,070  165,087  198,104  231,122  255,497

  Differences in the pension benefits table exist because the Pension Plan is integrated with Social Security benefits, and participants with less income receive a greater portion of their retirement benefits from Social Security. The goal of the Pension Plan is to provide long-term participants with annual benefits from both the Pension Plan and Social Security approximating 60% of their highest average five year annual compensation.

  Benefits paid by the Plan are based on the participants highest average consecutive five year annual compensation, as defined in the Plan, in the ten years prior to participant's retirement. The estimated benefits for the executive officers named in the Summary Compensation Table were based on each officer's 1997 compensation and do not take into consideration any future increases in compensation and are straight life annuity amounts which would be actuarially reduced for a 100% joint and survivor annuity to the officer and the officer's spouse.

  Currently Federal law places certain limitations on the amount of retirement income that can be paid pursuant to a pension plan qualified under the Internal Revenue Code, such as the Corporation's Pension Plan. As of December 31, 1997, Messers. Stevens, Havens and Wasson are the only executive officers participating in the Pension Plan who, based on service to date, would be affected by such limitations. The Corporation has adopted the Bryn Mawr Bank Corporation Supplemental Employee Retirement Plan, an unfunded supplemental plan which is designed to provide those amounts which would be payable as pension benefits, except for such limitations under the Internal Revenue Code. The Plan is a non-qualified plan and Plan funds are held in a trust administered by the Bank's Trust Department. The right to receive future payments under the Plan is an unsecured claim against the general assets of the Corporation.

  For the Named Executive Officers in the Summary Compensation Table, the estimated annual benefits upon normal retirement at age 65 under the Pension Plan are as follows: Robert L. Stevens, $195,767, Samuel C. Wasson, Jr., $112,816, Peter H. Havens, $69,165, Joseph W. Rebl, $64,233, and Paul M. Kistler, Jr., $16,945. Messrs. Stevens, Wasson, Havens, Rebl and Kistler, have 38, 32, 2, 16 and 4 credited years of service, respectively, under the Pension Plan.

BRYN MAWR BANK CORPORATION THRIFT AND SAVINGS PLAN

  In December of 1989, the Corporation assumed sponsorship of the Bank's Thrift and Savings Plan and amended the plan to cover eligible employees of the Corporation and the Bank, (the "Employer"). An employee of the Corporation or the Bank, (collectively called the "participants") becomes eligible to participate in the Bryn Mawr Bank Corporation Thrift and Savings Plan (the "Thrift Plan") on January 1st or July 1st following his/her attainment of 20 1/2 years of age and performance of six (6) months of service during which 500 hours of service are credited as those terms are defined in the Thrift Plan. Participants may elect to have what would otherwise be his/her compensation reduced and cause the amount of such reduction to be contributed, on his/her behalf, to the Thrift Plan's related trust in an amount from 1% to 16% of his/her compensation. The Employer makes a dollar for dollar matching contribution, up to 3% of each participant's base compensation. All participants may elect to contribute after-tax dollars to the Thrift Plan's related trust in an amount from 1% to 10% of his/her compensation but the Employer will not match such contributions. In any Thrift Plan year the Employer may make contributions to the participants' discretionary accounts in the Thrift Plan of such portions of its net profits as the Employer's Board of Directors may determine, subject to certain limitations in the Thrift Plan.

  The Thrift Plan permits a participant to cause the participant's account balance to be invested in one or more of five different investment funds, including an investment in the Corporation's Common Stock. As of December 31, 1997, the Thrift Plan's related trust held 51,882 shares of the Corporation's Common Stock for the benefit of 108 participants. Each such participant or beneficiary owns an undivided interest in the whole of the Corporation's Common Stock Fund of the Thrift Plan. Under the terms of the Thrift Plan and its related trust agreement, the trustee possesses the power and authority to vote the Corporation's Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Some of the directors and executive officers of the Bank and the companies with which they are associated were customers of, and had banking transactions with, the Bank in the ordinary course of its business during 1997. All loans and commitments to lend were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of Bank management, the loans and commitments did not involve more than a normal risk of collectability or present other unfavorable features.

                       [PERFORMANCE GRAPH APPEARS HERE]

                       STOCK PRICE PERFORMANCE GRAPH/1/
                 COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
                       AMONG BRYN MAWR BANK CORPORATION
                NASDAQ MARKET VALUE INDEX AND PEER GROUP INDEX


Company                   1992     1993     1994     1995     1996     1997

Bryn Mawr Bank Corp          100    145.52   144.50   243.01   263.88   503.33
Peer Group Index             100    124.23   117.94   179.10   253.66   375.28
NASDAQ Market Value Index    100    119.95   125.94   163.35   202.99   248.30


                   ASSUMES $100 INVESTED ON JANUARY 1, 1993
                     ASSUMES DIVIDEND REINVESTED THROUGH
                     FISCAL YEAR ENDING DECEMBER 31, 1997

/1/ Graph prepared by Media General Financial Services

                         COMPENSATION COMMITTEE REPORT

  The Compensation Committee of the Bank's Board of Directors (the "Bank Compensation Committee") is composed entirely of independent outside directors (see Information About Committees of the Bank's Board of Directors). The Bank Compensation Committee is responsible for setting and administering the Bank's compensation policies, including those which govern salary and the bonus program applicable to the Bank's executive officers including the Named Executive Officers.

  The Compensation Committee of the Corporation's Board of Directors (the "Corporation Compensation Committee") is composed entirely of independent outside directors (see Information About Committees of the Corporation's Board of Directors). The Corporation's Compensation Committee is responsible for setting and administering the policies which govern the grant to key Bank personnel of options to purchase the Corporation's stock including the Named Executive Officers.

EXECUTIVE COMPENSATION POLICY PRINCIPLES

  The Bank's compensation policy is designed to (i) retain and attract highly qualified key executives essential to the long-term success of the Bank and Corporation; (ii) reward such executives for consistent successful management of the Bank and enhancement of shareholder value; and (iii) create a performance-oriented environment that rewards performance not only with respect to the Bank's goals but also the Bank's performance in relation to comparable industry performance levels.

  The Bank's Compensation Committee annually considers the Bank's economic performance in terms of its asset diversification and quality, expense levels, net income, capital accumulation and retention, return on equity and other relevant criteria used in the financial services industry and seeks to relate those considerations to the Bank's performance and each executive's performance of his duties.

  The Bank's executive compensation program, established by the Bank Compensation Committee, is based on the belief that each executive officer's compensation should bear a relationship to the business success of the Bank and Corporation, the value of the Corporation's stock and any significant accomplishments by that executive officer.

                  ELEMENTS OF EXECUTIVE COMPENSATION PROGRAM

  The Bank's total compensation program for its executive officers currently consists of base salary, a fringe benefit package, and an opportunity, depending on the Bank's annual earnings, the executive officers' divisions' net income and other economic criteria, to obtain a cash bonus and options to purchase Corporation stock at the market price or a premium above the market price determined by the Corporation's Compensation Committee when such options are awarded.

SALARY COMPENSATION AND FRINGE BENEFITS

  The salary compensation is competitive with other financial institutions in the Delaware Valley and is combined with a fringe benefit package designed to retain and attract experienced and highly professional banking personnel. Each Named Executive Officer's salary is based on that person's level of management responsibility at the Bank and performance of duties and will be reviewed annually.

  The Bank's officers, including the Named Executive Officers, have an opportunity to be awarded a cash bonus based in large measure on his/her division's net income, the economic performance of the Bank on an annual basis and each individual officer's accomplishment of his/her designated responsibilities and goals. Bonuses paid to the Named Executive Officers, which were determined on the basis of the executive officers' divisions' and Bank's earnings performance in 1997 and were paid in January of 1998, reflected the Bank's continued earnings improvement.

STOCK OPTIONS

  Stock options were last awarded to the Bank's executive officers in 1994. No additional stock options will be awarded unless approved by the Corporation's Compensation Committee.

                       EXECUTIVE COMPENSATION DECISIONS

  The Bank Compensation Committee evaluated the Bank's business performance for 1997 and determined, based on such performance and the criteria outlined above, that in January of 1998 salary increases be granted and bonuses be awarded to the Named Executive Officers.

FACTORS AND CRITERIA ON WHICH THE CHIEF EXECUTIVE OFFICER'S COMPENSATION WAS
BASED

  The Bank Compensation Committee met, Mr. Stevens being present, to evaluate his performance and review his compensation package. The Bank Compensation Committee reports on that evaluation to the independent directors of the Board. Mr. Stevens is eligible to participate in all executive compensation programs available to all other executives.

  As indicated in the foregoing discussion concerning the principles upon which the Bank's compensation policy is based, the Bank's economic performance and the performance by Mr. Stevens of his duties as Chief Executive Officer are the essential elements upon which his compensation was based. Also considered by the Bank Compensation Committee was the continuing improvement over the last five (5) years in the Bank's fundamental economic strength.

  In determining Mr. Stevens' 1997 annual compensation, specifically the bonus awarded to Mr. Stevens, the primary economic performance criteria which the Bank Compensation Committee considered was the fact that the Bank's economic performance exceeded the economic goals specified in its 1997 plan and that exceeding its goals resulted in the Bank increasing annual earnings, accumulating additional capital and increasing regulatory capital ratios, as well as an increase in value of the Corporation's stock and the dividends paid on the Corporation's stock.

THE COMPENSATION COMMITTEES

  The Bank's and Corporation's Compensation Committees are composed of the same members consisting of Sherman R. Reed, 3rd, Chairman, Warren W. Deakins, William Harral, III, Phyllis M. Shea and Thomas A. Williams who each endorsed this report.

                                          Respectfully submitted:

                                          Sherman W. Reed, 3rd, Chairman
                                          Warren W. Deakins
                                          William Harral, III
                                          Phyllis M. Shea
                                          Thomas A. Williams

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

                          (ITEM 1 ON THE PROXY CARD)

  One of the purposes of the Annual Meeting is the election of four (4) directors to the Board of Directors of the Corporation. If the proposed amendment to the Corporation's By-Laws increasing the number of the Corporation's directors from twelve (12) to thirteen (13) directors is approved by the shareholders (See Proposal 2: APPROVAL OF AN AMENDMENT TO THE BY-LAWS REGARDING THE INCREASING OF THE MAXIMUM NUMBER OF DIRECTORS FROM TWELVE (12) TO THIRTEEN (13)), four (4) directors will be elected to Class IV. Such directors will serve for the terms indicated below.

NOMINEES FOR DIRECTORS

  The following directors have been nominated by the Corporation's Board of Directors for election as directors to serve as follows:



    Class IV--Term to Expire in 2002:

    (1)Darrell J. Bell
    (2)Richard B. Cuff
    (3)William Harral, III

    (4)John D. Firestone

and until their successors are elected and take office.

  If the amendment to the By-Laws is not adopted and approved by the Corporation's shareholders, only the first three (3) directors in Class IV will be elected for a term of four (4) years to Class IV.

  The persons named as proxies in the accompanying form of proxy have advised the Corporation that, unless otherwise instructed, they intend at the meeting to vote the shares covered by proxies for the election of the nominees named in this Proxy Statement. If one or more of the nominees should, at the time of the Annual Meeting, be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect any remaining nominee. The Board of Directors knows of no reason why the nominees will be unavailable or unable to serve as directors. The Corporation expects all nominees to be willing and able to serve as directors.
                               ----------------
  The affirmative vote of the holders of at least a majority of the Corporation's shares of Common Stock present in person or by proxy at the Annual Meeting is required for the election of the nominees for directors. Proxies solicited by the Board of Directors will be voted for nominees listed above, unless the shareholders specify a contrary choice in their proxies.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED ABOVE.

                                  PROPOSAL 2

                          APPROVAL OF AN AMENDMENT TO

 THE BY-LAWS REGARDING INCREASING THE MAXIMUM NUMBER OF DIRECTORS FROM TWELVE
                          (12) TO THIRTEEN (13)

                          (ITEM 2 ON THE PROXY CARD)

  The Board of Directors has determined that an amendment to the Corporation's By-Laws to increase the maximum number of directors from twelve (12) to thirteen (13) directors is advisable and has voted to recommend the amendment of the Corporation's By-Laws for approval and adoption by the Corporation's shareholders. The reasons for the amendment of the By-Laws are to (i) add additional knowledgeable individuals to the Board, and (ii) better enable the Bank to address the highly competitive and regulated economic environment in which a financial services entity must compete and to expand and better serve the needs of the community which the Corporation and Bank serve. Exhibit A to this Proxy Statement sets forth the full text of the amendments to the Corporation's By-Laws.

  After carefully considering this matter, on February 20, 1998, the Executive Committee of the Corporation's Board approved and adopted amendments to the Corporations's By-Laws in the form of Exhibit A to the Proxy Statement.

RECOMMENDATION OF THE BOARD OF DIRECTORS

  On the basis of the foregoing, the Board of Directors believes that its proposal to amend the By-Laws for the purpose of increasing the number of directors is in the best interests of the Corporation and its shareholders, and recommends that the proposal be approved by the shareholders. Accordingly, the following resolutions are presented to the shareholders at the 1998 Annual
Meeting:

    RESOLVED, that the amendment to the Corporation's By-Laws on Exhibit A attached to and incorporated by reference into this Proxy Statement, adopted on February 20, 1998 is hereby approved and ratified;

    RESOLVED FURTHER, that the appropriate officers of the Corporation are hereby authorized and directed to revise the By-Laws, as amended, by the amendments on Exhibit A hereto and to file such By-Laws, as amended with the Corporation's Corporate Secretary so that the Corporation's By-Laws, as amended by Exhibit A, will become effective as specified in the foregoing resolution; and

    RESOLVED FURTHER, that the appropriate officers of the Corporation are hereby authorized, empowered and directed to do all things necessary and desirable to carry out the intent and purposes of the foregoing resolutions.
                               ----------------

  The affirmative vote of at least a majority of the shares of the Corporation's Common Stock entitled to vote at the Annual Meeting, present in person or by proxy, will be required for approval and ratification of the amendment to the By-Laws solicited on behalf of the Board and will be voted for the foregoing resolutions unless shareholders specify a contrary choice in their proxies.

  THE BOARD RECOMMENDS A VOTE FOR THE FOREGOING RESOLUTIONS TO APPROVE AND RATIFY THE AMENDMENT TO THE BY-LAWS OF THE CORPORATION.

                                  PROPOSAL 3

                      TO APPROVE AND RATIFY THE AMENDMENT
                             OF THE CORPORATION'S
                           ARTICLES OF INCORPORATION

                          (ITEM 3 ON THE PROXY CARD)

  TO APPROVE AND RATIFY THE AMENDMENT OF THE CORPORATION'S ARTICLES OF INCORPORATION BY THE CORPORATION'S BOARD OF DIRECTORS TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM FIVE MILLION (5,000,000) SHARES TO TWENTY FIVE MILLION (25,000,000) SHARES.

  The Board recommends approval and ratification by the Corporation's shareholders of amendments to the Corporation's Articles of Incorporation increasing the number of authorized shares of Common Stock from Five Million (5,000,000) shares to Twenty Five Million (25,000,000) shares.

GENERAL INFORMATION

  The Articles of Incorporation of the Corporation, as presently in effect, provide that the authorized capital of the Corporation shall consist exclusively of Five Million (5,000,000) shares of Common Stock, par value $1.00 per share. As of March 2, 1998, there were 2,176,069 shares of Common Stock outstanding. In addition, as of that date 181,300 shares of Common Stock were reserved for issuance pursuant to the Corporation's stock option plans. Thus, 2,642,631 shares of Common Stock are currently available for future financing, acquisitions and other corporate purposes.

  On January 15, 1998, the Board of Directors adopted a resolution to amend the Articles of Incorporation of the Corporation for the purpose of increasing the number of authorized shares of Common Stock from Five Million (5,000,000) shares to Twenty Five Million (25,000,000) shares. The Board of Directors believes that it is desirable to have additional authorized shares of Common stock available for issuance for the purpose of raising additional capital and for use in connection with acquisitions, stock dividends, stock splits, employee benefit plans and for other general corporate purposes. Having additional authorized shares of Common Stock available for issuance in the future would provide the Corporation with greater flexibility in pursuing such corporate purposes and would allow additional shares to be issued without the expense and delay of further amendments to the Articles of Incorporation, which would require shareholder approval at an annual or special shareholders meeting. In addition, the rules of the NASDAQ National Market System, on which the Corporation Common stock trades, may require shareholder approval before additional shares could be issued under certain circumstances. The Corporation has no present plan or intention to issue any additional shares of Common Stock, except (i) for 181,300 shares which will be reserved for issuance in connection with the Corporation's existing stock option plans and (ii) for 108,803 shares which will be reserved for issuance in connection with the Corporation's 1998 Stock Option Plan if it is approved by the Corporation's shareholders at the 1998 Annual Meeting.

  The additional shares of the Corporation Common Stock for which authorization is sought from the Corporation's shareholders would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. The holders of the Corporation's Common Stock do not have preemptive rights in connection with the issuance of additional shares of Common Stock.

  If approved by the Corporation's shareholders, the proposed amendment will become effective upon the filing of Articles of Amendment with the Secretary of State of the Commonwealth of Pennsylvania. Under the By-Laws of the Corporation, the affirmative vote of a majority of the outstanding shares entitled to vote is required in order to approve the proposed amendment.

  The proposed amendment to increase the number of authorized shares of Common Stock is not proposed to discourage a takeover or change in control of the Corporation. Nevertheless, in certain instances, a proposal to increase the amount of authorized stock may have an anti-takeover effect. In the event that a hostile takeover of the Corporation is threatened, the Board of Directors could issue shares of Common Stock to dilute the stock ownership of persons seeking to obtain control of the Corporation.

  After carefully considering this matter, on January 15, 1998, the Corporation's Board approved and adopted amendments to the Corporation's Articles of Incorporation.

RECOMMENDATION OF THE BOARD OF DIRECTORS

  On the basis of the foregoing, the Board of Directors believes that its proposal to amend the Articles of Incorporation for the purpose of increasing the number of authorized shares of Common Stock is in the best interests of the Corporation and its shareholders, and recommends that the proposal be approved by the shareholders. Accordingly, the following resolutions are presented to the shareholders at the 1998 Annual Meeting:

    RESOLVED, that the proposal of the Board of Directors to amend the Articles of Incorporation of Bryn Mawr Bank Corporation for the purpose of increasing the number of authorized shares of Common Stock from Five Million (5,000,000) shares to Twenty Five Million (25,000,000) shares be, and is hereby approved and adopted by the shareholders of the Corporation; and

    RESOLVED FURTHER, that the officers and directors of the Corporation be, and are hereby authorized and empowered on behalf of the Corporation to execute and file Articles of Amendment to the Articles of Incorporation and to take all such other actions as they may determine in their discretion to be necessary or appropriate in order to effect the foregoing amendment to the Articles of Incorporation.

                               ----------------

  The affirmative vote of at least a majority of the shares of the Corporation's Common Stock entitled to vote at the Annual Meeting, present in person or by proxy, will be required for approval and ratification of the amendment to the Articles of Incorporation solicited on behalf of the Board and will be voted for the foregoing resolutions unless shareholders specify a contrary choice in their proxies.

  THE BOARD RECOMMENDS A VOTE FOR THE FOREGOING RESOLUTIONS TO APPROVE AND RATIFY THE AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE CORPORATION.

                                  PROPOSAL 4

                        TO APPROVE THE ADOPTION OF THE
                          BRYN MAWR BANK CORPORATION
                            1998 STOCK OPTION PLAN

                          (ITEM 4 ON THE PROXY CARD)

BACKGROUND

  The Board of Directors of the Corporation is recommending for shareholder approval the adoption of a Corporation 1998 Stock Option Plan (the "Plan") which provides for the grant of certain stock options to directors of the Corporation who are not employees of the Corporation or any affiliate of the Corporation (the "Eligible Directors") and key employees, including officers of the Corporation and its direct and indirect subsidiaries (the "Employees"). Under the Plan, an amount equal to five percent (5%) of the outstanding shares of Common Stock of the Corporation on March 2, 1998, that is a maximun of 108,803 shares of Corporation Common Stock, will be available for the grant of options to the Employees and Eligible Directors. The options for the Common Stock are to be granted in consideration for the services provided to the Corporation by the Employees and the Eligible Directors.

  Acting on the recommendation of the Compensation Committee of the Corporation's Board of Directors, on January 15, 1998, the Board of Directors approved the BRYN MAWR BANK CORPORATION'S 1998 STOCK OPTION PLAN subject to adoption by the Corporation's shareholders. The Board of Directors directed that the Plan be submitted to the shareholders of the Corporation for their approval at the 1998 Annual Meeting to be held on April 21, 1998.

ELIGIBLE DIRECTORS INTEREST

  Because the Eligible Directors are eligible to receive awards under the Plan, each of them has a personal interest in approval of this proposal. As of March 2, 1998, there were nine (9) Eligible Directors on the Board of Directors, each of whom will participate in the Plan.

SUMMARY OF THE PLAN

  The following is a summary of the Plan and is qualified in its entirety by reference to the Plan, a copy of which is attached to the Proxy Statement as Exhibit B.

ADMINISTRATION OF OPTION PLAN

  The Plan is administered by the Corporation's Compensation Committee, which is composed of four (4) or more directors who are eligible to receive Stock Options under the Plan. Subject to the terms of the Plan, and to such approvals and other authority as the Board of Directors may reserve to itself from time to time, the Committee may adopt, amend, or rescind Rules and Regulations, and make other determinations for carrying out the Plan that the Committee deems necessary or appropriate. The Board of Directors has reserved the power to review and approve the Committee's determinations.

PURPOSE

  The stated purpose of the Plan is to promote the interests of the Corporation and its shareholders by strengthening the Corporation's ability to retain and attract the services of experienced and knowledgeable Employees and Outside Directors and by encouraging such Employees and Outside Directors to acquire an increased proprietary interest in the Corporation.

ELIGIBILITY

  Persons eligible to receive Stock Options are the Employees and Eligible Directors at the time of the grant of the Stock Option.

STOCK OPTIONS

  Options granted under the Plan may be either incentive stock options or non-qualified stock options, as the Committee determines to be in the best interests of the Corporation at the time of the grant of options.

TRANSFERABILITY AND EXERCISABILITY

  No option granted under the Plan is transferable by the optionee, other than by will or the law of descent and distribution, and during the Participant's lifetime the option may be exercised only by him/her or his/her legal representative. Except as otherwise provided by the Compensation Committee, in the event of the Participant's death at a time when he/she is entitled to exercise an option, then, during the option term, at any time within twelve
(12) months after his/her death such option may be exercised, in full or in part as to shares which the Participant was entitled to purchase at his/her death, by his/her executor or administrator or other person to whom the option is transferred by will or the applicable laws of descent and distribution. Except as otherwise provided by the Compensation Committee, in the event of the Participant's termination of employment when he/she is entitled to exercise an option, then such option may be exercised in full or in part as to shares which the Participant was entitled to purchase at the date of his/her termination of employment as set forth in the Plan. In no event, however, may such an option be exercised after the expiration of ten (10) years from the date such option was granted nor, in the case of incentive stock options, after the last day specified in Section 422 of the Code.

FEDERAL TAX TREATMENT OF INCENTIVE STOCK OPTIONS

  An optionee will not realize taxable income when an incentive stock option is granted under the Plan or when an incentive stock option is exercised, and the Corporation will not be entitled to a deduction with respect to the option. If the optionee of an incentive stock option holds the shares acquired under the option for at least two years from the date the option is granted and for at least one year from the date the option is exercised, any gain realized by the optionee when the shares are sold will be taxable to the optionee as capital gain. If the optionee does not hold the shares for the one-year and the two-year periods, the optionee will realize ordinary income in the year of disposition of the shares in an amount equal to the excess of the fair market value of the shares on the date of exercise (or the proceeds or the disposition, if lower) over the option price, and the corporation will be entitled to a corresponding deduction. Any remaining gain will generally be capital gain. If the shares are disposed of at a loss, the loss will be a capital loss. The difference between the exercise price of an incentive stock option and the fair market value of the shares subject to the option at the time of exercise is an item of tax preference which may result in the optionee being subject to the alternative minimum tax. Whether an optionee is subject to the alternative minimum tax in lieu of "regular" income tax will depend on individual facts and circumstances.

PAYMENT OF WITHHOLDING TAXES

  The Corporation may withhold, or require a participant to remit to the Corporation, an amount sufficient to satisfy any federal, state and local withholding tax requirements. The Compensation Committee may permit a participant to satisfy a tax withholding requirement on exercise of an option by delivery to the Corporation of shares of its Common Stock owned by the participant, including shares the participant is entitled to receive upon exercise of the option or vesting of the award.

OPTION PRICE

  The option price per share of Common Stock under each incentive stock option shall be determined by the Compensation Committee and shall not be less than the fair market value at the time the option is granted. The option price per share of Common Stock under each non-qualified stock option shall be determined by the Compensation Committee. In the case of an option intended to qualify as an incentive stock option, the aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by the Participant during any calendar year under all such plans of the Corporation and its subsidiaries shall not exceed $100,000.

EXERCISE OF OPTIONS

  Each option shall be exercisable in whole or in part at such times as the Compensation Committee may determine, but not later than ten (10) years from the date the option is granted. The Compensation Committee may make such exercise provisions, or may accelerate exercise provisions previously established, if in the opinion of the Compensation Committee such action is appropriate to carry out the intent of the Plan or any requirement of the Code. In lieu of a cash payment to exercise an option in full or in part, payment may be made by the tender of shares of Common Stock with a fair market value as of the exercise date equal to the option price of the option being exercised.

ADJUSTMENT UPON CHANGES IN STOCK

  In the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting the Common Stock which becomes effective after the adoption of the Plan by the Board of Directors, the Compensation Committee may, in its discretion, make appropriate adjustments in (i) the number and kind of shares of stock on which options may thereafter be granted hereunder; (ii) the number and kind of shares of stock remaining subject to each option outstanding at the time of such change, and (iii) the option price.

CHANGE IN CONTROL

  In the event of a Change in Control, as defined in the Plan, all options shall become exercisable in full.

AMENDMENT AND TERMINATION

  The Board of Directors may at any time or times amend the Plan for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law or may at any time terminate the Plan as to any further grants of options, provided that no amendment shall be made without the approval of the shareholders of the Corporation if such approval would be required in order for the Plan to continue to comply with Section 16(b) of the Securities Exchange Act of 1934.

FEDERAL TAX TREATMENT OF NONQUALIFIED STOCK OPTIONS

  An optionee will not realize taxable income, and the Company will not be entitled to a deduction, at the time that a nonqualified stock option is granted under the Plan. Upon exercising a nonqualified stock option, an optionee will realize ordinary income, and the Corporation will be entitled to a corresponding deduction, in an amount equal to the excess of the fair market value on the exercise date of the shares subject to the option over the exercise price of the option. The optionee will have a basis, for purposes of computing capital gain or loss on a future sale or exchange, in the shares received as a result of the exercise equal to the fair market value of those shares on the exercise date.

EFFECTIVE DATE AND DURATION OF THE PLAN

  The Plan shall be effective immediately following approval by the Corporation's shareholders and, if approved by the Corporation's shareholders, shall be considered to be dated April 21, 1998. The Plan shall continue in effect until it is terminated by action of the Board or the Corporation's shareholders, but such termination shall not affect the terms of any then outstanding Options.

                               ----------------

  Approval of the Plan requires the affirmative vote of the holders of at least a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN.

                                  PROPOSAL 5

                        RATIFICATION OF APPOINTMENT OF
                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                          (ITEM 5 ON THE PROXY CARD)

  The firm of Coopers & Lybrand L.L.P. has been appointed by the Board of Directors to serve as the Corporation's independent certified public accountants for the fiscal year beginning January 1, 1998. The Board of Directors of the Corporation is requesting shareholder approval of the appointment. A partner in the firm will be present at the meeting to answer questions and will have the opportunity to make a statement, if he so desires. The firm is presently serving the Corporation and the Bank, as their independent certified public accountants. Management recommends approval of this appointment. If the appointment is not approved by a majority of the shares of Common Stock of the Corporation present in person or by proxy and entitled to vote at the Annual Meeting, the appointment of the independent certified public accountants will be reconsidered by the Board of Directors.

  The resolution being voted on is as follows:

  RESOLVED, that the shareholders of the Corporation ratify and confirm the appointment of Coopers & Lybrand L.L.P. as the Corporation's independent certified public accountants for the year 1998.

                               ----------------

  The ratification of the selection of the independent certified public accountants requires the affirmation by vote of at least a majority of the outstanding shares of Common Stock of the Corporation present in person or by proxy and entitled to vote at the Annual Meeting. Proxies solicited by the Board of Directors will be voted for the foregoing resolution, unless shareholders specify a contrary choice in their proxies.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RESOLUTION RATIFYING THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE CORPORATION'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR 1998.

                                OTHER BUSINESS

  Management does not know at this time of any other matter which will be presented for action at the Annual Meeting. If any unanticipated business is properly brought before the meeting, the proxies will vote in accordance with their best judgment.

                        SHAREHOLDER PROPOSALS FOR 1999

  The Corporation's Annual Meeting of Shareholders will be held on or about April 20, 1999. Any shareholder desiring to submit a proposal to the Corporation for inclusion in the proxy and proxy statement relating to that meeting must submit such proposal or proposals in writing to the Corporation before November 19, 1998.

                            ADDITIONAL INFORMATION

  A copy of the Corporation's Annual Report for the fiscal year ended December 31, 1997, containing, among other things, financial statements examined by its independent certified public accountants was mailed with this Proxy Statement on or about March 6, 1998 to the shareholders of record as of the close of business on March 2, 1998.

  Upon written request of any shareholder, a copy of the Corporation's Annual Report on Form 10-K for its fiscal year ended December 31, 1997, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission may be obtained, without charge, from the Corporation's Secretary, Samuel C. Wasson, Jr., 801 Lancaster Avenue, Bryn Mawr, Pennsylvania 19010-3396.

                                          By Order of the Board of Directors
                                           of
                                          Bryn Mawr Bank Corporation

                                          /s/ S.C. Wasson, Jr.

                                          Samuel C. Wasson, Jr.
                                           Secretary

                                                                      EXHIBIT A

                              PROPOSED AMENDMENT
                       TO THE BY-LAWS OF THE CORPORATION
                  INCREASING THE MAXIMUM NUMBER OF DIRECTORS

               FROM TWELVE (12) TO THIRTEEN (13) DIRECTORS

SECTION 3.01 OF ARTICLE III OF THE CORPORATION'S BY-LAWS WILL BE AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

  "Section 3.01. NUMBER AND ELECTION. The business of the Corporation shall be managed by a Board of Directors of not less than eight nor more than thirteen persons, as fixed from time to time by the Board of Directors of the Corporation. Directors shall be elected by a majority vote of the shares represented by the holders thereof present either in person or by proxy at the meeting at which the election takes place. The Directors of the Corporation shall be divided into four classes: Class I, Class II, Class III and Class IV. Each class shall be as nearly equal in number as possible. Except for the initial Board of Directors, the term of office of each class shall be four years. At each annual meeting of shareholders of the Corporation held during and after 1998, the directors chosen to succeed those whose terms then expire shall be identified as being of the same class the directors they succeed. A director must be a shareholder of the Corporation. If a vacancy occurs on the Board of Directors of the Corporation after the first annual election of a director for the classes in which such director sits, a majority of the remaining directors shall have the exclusive power to fill the vacancy by electing a director to hold office until the next annual meeting of shareholders."

SECTION 3.01 OF ARTICLE III OF THE CORPORATION'S BY-LAWS CURRENTLY READS AS
FOLLOWS:

  "Section 3.01. NUMBER AND ELECTION. The business of the corporation shall be managed by a Board of Directors of not less than eight nor more than twelve persons, as fixed from time to time by the Board of Directors of the Corporation. Directors shall be elected by a majority vote of the shares represented by the holders thereof present either in person or by proxy at the meeting at which the election takes place. The Directors of the Corporation shall be divided into four classes: Class I, Class II, Class III and Class IV. Each class shall be as nearly equal in number as possible. Except for the initial Board of Directors, the term of office of each class shall be four years; provided, however, that the term of office of the initial Class I Directors shall expire at the annual meeting of shareholders of the Corporation in 1987; the term of office of the initial Class II Directors shall expire at the annual meeting of shareholders of the Corporation in 1988; the term of office of the initial Class III Directors shall expire at the annual meeting of shareholders of the Corporation in 1989; the term of office of the initial Class IV Directors shall expire at the annual meeting of shareholders of the Corporation in 1990; so that, after the expiration of each such initial term, the terms of office of one class of directors shall expire each year when their respective successors have been duly elected by the shareholders and qualified. At each annual meeting of shareholders of the Corporation held during and after 1987, the directors chosen to succeed those whose terms then expire shall be identified as being of the same class the directors they succeed. A director must be a shareholder of the Corporation. If a vacancy occurs on the Board of Directors of the Corporation after the first annual election of directors for the class in which such director sits, a majority of the remaining directors shall have the exclusive power to fill the vacancy by electing a director to hold office until the next annual meeting of shareholders."

                                                                      EXHIBIT B

                          BRYN MAWR BANK CORPORATION

                            1998 STOCK OPTION PLAN

1. PURPOSES

  The purposes of the Bryn Mawr Bank Corporation 1998 Stock Option Plan are:

  . To provide special earnings opportunities to Employees and Eligible Directors of the Corporation and its Subsidiaries by enabling them to share in positive changes in the value of the Common Stock of the Corporation; and

  . To enable the Corporation and its Subsidiaries to attract and to keep in its employment Employees and Eligible Directors who can and do contribute significantly to the Corporation's long term business interests.

  In order to accomplish these purposes, the Plan authorizes the granting to such Employees and Eligible Directors Options to purchase Common Stock as described herein.

2. DEFINITIONS

  Whenever used herein, unless the context indicates otherwise, words in the masculine form shall be deemed to refer to females as well as males. The captions of the numbered sections and subsections contained in the Plan are for convenience only and shall not limit or affect the meaning, interpretation or construction of any of the provisions of the Plan. For purposes of the Plan, the following terms shall have the meanings indicated:

  2.1 "Agreement" means the Stock Option Agreement required to be executed and delivered by each Employee and Eligible Director and the Corporation pursuant to subsection 7.1 hereof.

  2.2 "Board of Directors" means the Board of Directors of the Corporation.

  2.3 "Cause" is defined as personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) that results in a material loss to the Corporation or any Subsidiary, or violation of a judicial order.

  2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  2.5 "Committee" means the Compensation Committee of the Board of Directors or, if none has been appointed, all members of the Board of Directors who are not then employed by the Corporation or any Subsidiary.

  2.6 "Common Stock" means the Corporation's Common Stock $1.00 par value.

  2.7 "Corporation" means Bryn Mawr Bank Corporation.

  2.8 "Director" means and shall include a Director of the Corporation.

  2.9 "Disability" means, as applied to an optionee, total and permanent disability as defined in the Code.

  2.10 "Eligible Director" means a Director of the Corporation who is not otherwise an employee of the Corporation.

  2.11 "Employee" means a key employee (including officers) of the Corporation or a Subsidiary.

  2.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  2.13 "Fair Market Value" means the last sale price for a share of the Corporation's common stock as reported by the National Association of Securities Dealers Automated Quotation System/National Market System on the day preceding the grant of the Option, or if no sales are reported for that day, for the last preceding day on which a sale was reported.

  2.14 "Guidelines" means the general guidelines for interpreting and administering the Plan as adopted from time to time by the Committee.

  2.15 "Incentive Stock Option" means a stock option granted under the Plan which satisfies the requirements of Section 422 of the Code or such successor provision a may be in effect from time to time.

  2.16 "Non-Qualified Stock Option" means a stock option granted under the Plan which is not an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code or such successor provision as may be in effect from time to time.

  2.17 "Participant" means an Employee or Eligible Director who has been granted Options under the Plan.

  2.18 "Option(s)" means either an Incentive Stock Option or a Non-Qualified Stock Option granted under the Plan.

  2.19 "Option Period" means the term specified in the Option.

  2.20 "Plan" means the Bryn Mawr Bank Corporation 1998 Stock Option Plan.

  2.21 "QDRO" means a qualified domestic relations order as defined in the Code or Title I of the Employment Retirement Income Security Act or the rules promulgated thereunder.

  2.22 "Retirement" means the retirement of an Eligible Director or of an Employee from the employ of the Corporation or any Subsidiary on normal, early, postponed or disability retirement, as provided for at the time of such retirement under the applicable retirement program then maintained by the Corporation or Subsidiary, as the case may be.

  2.23 "Section 16" means Section 16 of the Exchange Act.

  2.24 "Shares" mean the Corporation's common stock $1.00 par value.

  2.25 "Subsidiary" or "Subsidiaries" means a corporation or corporations in which the Corporation owns, directly or indirectly, stock sufficient to qualify as a subsidiary under Section 424 of the Code.

3. SHARES SUBJECT TO THE PLAN

  Subject to adjustment as provided in Section 8, the total Shares for which Options may be granted under the Plan is an amount equal to five percent (5%) at the outstanding shares of Common Stock of the Corporation on March 2, 1998 (a maximum of 108,803 Shares). The Shares shall be currently authorized but unissued or currently held or subsequently acquired by the Corporation as treasury shares, including Shares purchased in the open market or in private transactions. If any option granted under the Plan expires or terminates for any reason without having been exercised in full the Shares, subject to but not delivered under such option, are available for the grant of other options under the Plan. No Shares delivered to the Corporation in full or partial payment of an option purchase price payable pursuant to subsection 7.7 shall become available for the grant of other options under the Plan.

4. ADMINISTRATION OF THE PLAN

  4.1 The Plan shall be administered by the Committee. Subject to the terms of the Plan, the Committee shall have the power to construe the provisions of the Plan, to determine all questions arising thereunder, and to adopt and amend Guidelines for administering the Plan as the Committee deems desirable.

  4.2 Subject to such approvals and other authority as the Board of Directors may reserve to itself from time to time, the Committee shall, consistent with the provisions of the Plan, be authorized to (i) select persons to participate in the Plan, (ii) determine the form and substance of Option grants made under the Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made, (iii) interpret the Plan and (iv) adopt, amend, or rescind such rules and regulations for carrying out the Plan as it may deem appropriate. Decisions of the Committee (or, where approval or other authority has been reserved, the Board of Directors) on all matters relating to the Plan shall be in the Committee's (or, where approval or other authority has been reserved, the Board of Directors') sole discretion and shall be conclusive and binding on all parties, including the Corporation, its shareholders, and the participants in the Plan. The Board of Directors has reserved the power to review the Committee's determination of performance goals and cycles. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto.

5. PARTICIPATION IN THE PLAN

  Each Employee and Eligible Director shall be eligible to participate in the Plan.

6. STOCK OPTIONS

  Options granted under the Plan may be an Incentive Stock Option or a Non-Qualified Stock Option not intended to qualify under Section 422 of the Code and each Option shall be designated either an Incentive Stock Option or a Non-Qualified Stock Option at the time it is issued.

7. OPTION TERMS

  Each Option granted to an Employee or Eligible Director under the Plan and the issuance of Shares thereunder shall be subject to the following terms:

  7.1 Option Agreements

  Each Option granted under the Plan shall be evidenced by an Agreement duly executed and delivered on behalf of the Corporation and by the Employee or Eligible Director to whom such option is granted and dated as of the applicable date of grant of such option. Each Agreement shall comply with and be subject to the terms and conditions of the Plan. An Agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee.

  7.2 Options To Be Granted and Grant Dates

    (a) An Employee or Eligible Director eligible to receive Options under the Plan shall be those Employees and Eligible Directors of the Corporation or any Subsidiary who are in a position to affect significantly the long term business interests of the Corporation and who have been so designated by the Committee.

    (b) Grants of Options may be made at any time fixed by the Committee to Employees or Eligible Directors.

  7.3 Option Exercise Price

  The Option exercise price per share for an option awarded under the Plan shall be 100% of the Fair Market Value of the underlying Shares on the day preceding the day the option is granted as provided in subsection 7.2.

  7.4 Term of Options

  Each Option shall expire ten (10) years from its date of grant, but shall be subject to earlier termination as follows:

    (a) In the event an optionee shall cease to be an Employee or serve as a Director for reasons other than Retirement or Disability, each then vested option may only be exercised within ninety (90) days after such optionee shall cease to be an Employee or serve as a Director or within the option period, whichever is earlier.

    (b) In the event of the termination of an optionee's employment or service as a Director by reason of Retirement or Disability, the then outstanding options of such optionee shall thereupon vest and become exercisable within the remaining Option Period.

    (c) In the event of the death of an optionee while the optionee is an Employee or Director, the then outstanding Options of such optionee shall thereupon vest and become exercisable, and each such Option shall expire one (1) year after the date of death of such optionee or on the stated grant expiration date, whichever is earlier. Exercise of a deceased optionee's Options that are still exercisable shall be by the estate of such optionee or by a person or persons whom the optionee has designated in a writing filed with the Corporation, or, if no such designation has been made, by the person or persons to whom the optionee's rights have passed by will or the laws of descent and distribution.

    (d) In the event of termination for Cause of an optionee's service as an Employee or Director, such person's unexercised options to purchase Shares shall be null and void immediately upon termination of the person's service and may not be exercised.

  7.5 Vesting; Exercisability

  Each Option shall, upon issuance, become exercisable as provided by the terms of the Agreement, subject to forfeiture as provided in subsection 7.4(d) hereof, by each optionee whose employment or service is terminated for Cause.

  7.6 Time and Manner of Option Exercise

  Any vested and exercisable Option is exercisable in whole or in part at any time, or from time to time, during the Option period by giving written notice to the Corporation, signed by the person exercising the Option addressed to the Treasurer of the Corporation, stating the number of Shares with respect to which the Option is being exercised, accompanied by payment in full of the Option exercise price for the number of Shares to be purchased. The earliest date that both such notice and payment are received by the Treasurer of the Corporation shall be the date of exercise of the stock option as to such number of Shares. No Option may at any time be exercised with respect to a fractional share.

  7.7 Payment of Exercise Price

  Payment of the Option exercise price may be in cash or by bank certified, cashier's, or personal check or payment may be in whole or in part by transfer to the Corporation of Shares of the common stock having a Fair Market Value equal to the Option exercise price at the time of such exercise. If, in the latter case, the Fair Market Value of the number of whole Shares is less than the total exercise price of the Options, the shortfall must be made up in cash, bank certified, cashier's check, or personal check.

  7.8 Transferability

  The right of any optionee to exercise an Option granted under the Plan shall, during the lifetime of such optionee, be exercisable only by such optionee or, if then permitted by Rule 16b-3 promulgated under Section 16 or pursuant to a QDRO and shall not otherwise be assignable or transferable by such optionee other than by will or the laws of descent and distribution and, if then permitted by Section 16 or a QDRO.

  7.9 Limitation of Rights

    7.9.1 Limitation as to Shares. Neither an optionee nor an optionee's successor or successors in interest shall have any rights as a shareholder of the Corporation with respect to any Shares subject to an Option granted to such person until the proper exercise of the Option.

    7.9.2 Limitation as to Employment or Directorship. Neither the Plan, nor the granting of an Option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an Employee or Eligible Director has a right to continue as an Employee or a Director, as the case may be, for any period of time or at any particular rate of compensation.

  7.10 Effect of Change in Control

  In the event of a Change in Control, as hereinafter defined, all Options which may be granted to an Employee or Eligible Director under the Plan shall vest immediately and be exercisable. A "Change in Control" shall be deemed to have occurred if (i) any "person", within the meaning of Section 14(d) of the Exchange Act, other than the Corporation, or any employee benefit plan(s) sponsored by the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of fifty percent (50%) or more of the Common Stock, or (ii) the Corporation consolidates or merges with any person and shall not be the continuing or surviving corporation of such consolidation or merger and immediately after such consolidation or merger the shareholders of the Corporation immediately before such consolidation or merger own less than fifty percent (50%) of the voting power of the continuing or surviving corporation.

  7.11 Regulatory Approval and Compliance

    7.11.1 The Corporation shall not be required to issue any certificate or certificates for Shares upon the exercise of an Option granted under the Plan or to record as a holder of record of Shares the name of the individual exercising an Option under the Plan, without obtaining to the complete satisfaction of the Committee, the approval of all regulatory bodies deemed necessary by the Committee and without complying, to the Committee's complete satisfaction, with all rules and regulations under federal, state, or local law or Guidelines deemed applicable by the Committee.

    7.11.2 Any reference contained in the Plan to a particular section or provision of law, rule or regulation including, but not limited to the Code and the Exchange Act, both as amended, shall include any subsequently enacted or promulgated section or provision of law, rule or regulation, as the case may be, of similar import. With respect to persons subject to
  Section 16, as amended, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor rule that may be promulgated by the Securities and Exchange Commission. To the extent any provision of the Plan fails to so comply, it shall be deemed null and void, to the extent permitted by applicable law and subject to the provisions of
  Section 12 below.

  7.12 Withholding of Taxes

  The Corporation may require, as a condition to any grant of Options under the Plan or to the delivery of certificates for Shares issued hereunder, that the grantee pay to the Corporation, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or any delivery of Shares pursuant to the Plan. The Corporation, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including, without limitation, any Employee's salary, bonus or other compensation, Board of Director's retainer fees and committee or meeting fees) otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or to the delivery of Shares under the Plan, or to retain or sell, without notice, a sufficient number of the Shares to be issued to such grantee to cover any such taxes, provided that the Corporation shall not sell any such Shares if such sale would be considered a sale by such grantee for purposes of Section 16.

8. ADJUSTMENT UPON CHANGES IN STOCK

  The number and class of Shares subject to each outstanding Option, and the exercise price per share specified in each such Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split or consolidation of Shares or any like capital adjustment or the payment of any stock dividend, or other increase or decrease in the number of such Shares effected without receipt of consideration by the Corporation.

9. EXPENSES OF THE PLAN

  All costs and expenses of the adoption and administration of the Plan shall be borne by the Corporation, and none of such expenses shall be charged to any optionee.

10. EFFECTIVE DATE AND DURATION OF THE PLAN

  The Plan shall be effective immediately following approval by the Corporation's shareholders and, if approved by the Corporation's shareholders, shall be considered to be dated April 21, 1998. The Plan shall continue in effect until it is terminated by action of the Board or the Corporation's shareholders, but such termination shall not affect the terms of any then outstanding Options.

11. CHOICE OF LAW

  The validity, interpretation and administration of the Plan and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the Commonwealth of Pennsylvania.

12. AMENDMENT AND TERMINATION OF PLAN AND MISCELLANEOUS MATTERS

  12.1 The Board of Directors, without further approval by the Corporation's shareholders, may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that if required to qualify the Plan under Rule 16b-3 promulgated under Section 16, no amendment shall be made more than once every six months that would change the amount, price or timing of Options granted under the Plan, other than to comport with changes in the Code, or the rules and regulations promulgated thereunder; provided, further, that if required to qualify the Plan under Rule 16b-3 issued pursuant to the Exchange Act, no amendment that would do any of the following shall be made without the approval of the Corporation's shareholders:

    (a) Materially increase the number of Shares that may be issued under the Plan;

    (b) Materially modify the requirements as to eligibility for participation in the Plan; or

    (c) Otherwise materially increase the benefits accruing to participants under the Plan.

  Subject to the foregoing requirements, the Board of Directors is authorized to make amendments to the Plan, as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Corporation or that may be authorized or made desirable by such laws.

                     [LOGO OF BRYN MAWR BANK APPEARS HERE]

                          Bryn Mawr Bank Corporation
                            Bryn Mawr, Pennsylvania

                  ANNUAL SHAREHOLDERS MEETING APRIL 21, 1998

   Proxy is Solicited on Behalf of the Board of Directors of Bryn Mawr Bank
                                  Corporation

     The undersigned shareholder of Bryn Mawr Bank Corporation (the "Corporation") hereby appoints Thomas M. Petro. Joseph W. Rebl and Robert J. Ricciardi as Proxies, each with the power to appoint his substitute, and hereby authorized each of them to represent, and to vote all the shares of stock of the Corporation held of record by the undersigned on March 2, 1998, at the Corporation's Annual Meeting of Shareholders to be held at 2:00 P.M. on April 21, 1998, in the Centennial Wing of The Bryn Mawr Trust Company, Lancaster Avenue and Morton Road, Bryn Mawr, Pennsylvania, and at any adjournment or postponement thereof.

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

             PLEASE PROMPTLY MARK, DATE AND RETURN THIS PROXY CARD
              USING THE ENCLOSED POSTAGE PAID ADDRESSED ENVELOPE.

                                    (OVER)

                             FOLD AND DETACH HERE

A special invitation to all shareholders.....

     Think about us as more than an investment. We, if we're not, want to be your bank!

     Let us help you with:

     . deposit banking

     . investment management

     . loans -- personal, mortgage, or business

     . planning wealth transfer

     . trustee/executor

     Call us at (610) 526-2300. "Simply the best service you'll ever find in a bank."

                                         Sincerely,

                                         /s/Robert L. Stevens

                                         Robert L. Stevens
                                         Chairman

This proxy, when properly executed, will be voted in accordance with the directions given by the undersigned shareholder. In the absence of other directions, this proxy will be voted for Proposals 1 through 5 and upon such other matters as may properly come before the meeting in accordance with the best judgment of the Proxies.


1. ELECTION OF DIRECTORS:
   To vote for the election of all the nominees listed to the right.

     FOR          Withheld
                  Authority
     [_]             [_]

     (i)   Class III - Term to Expire in 2001:

                 (1)   John D. Firestone

     (ii)  Class IV - Term to Expire in 2002:

                 (1)   Darrell J. Bell
                 (2)   Richard B. Cuff
                 (3)   William Harral, III
                 (4)   Nancy Vickers

2. Approve and ratify the amendment of the Corporation's By-Laws increasing the maximum number of members of the Board of Directors from twelve (12) to fourteen (14) Directors.

FOR    AGAINST    ABSTAIN

[_]      [_]        [_]

3. Approve and ratify the amendment of the Corporation's Articles of Incorporation increasing the Corporation's authorized shares of capital stock.

FOR    AGAINST    ABSTAIN

[_]      [_]        [_]

4. Approve the Corporation's 1998 Stock Option Plan.

FOR    AGAINST    ABSTAIN

[_]      [_]        [_]

5. CONFIRMATION OF AUDITORS
   To ratify the appointment of Coopers & Lybrand L.L.P. as the independent certified public accounts for Bryn Mawr Bank Corporation for the year 1998.

FOR    AGAINST    ABSTAIN

[_]      [_]        [_]


Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney in-fact, executor, administrator, trustee of guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign partnership name by an authorized person.


Signature(s)__________________Signature(s)________________Date___________,1998

                             FOLD AND DETACH HERE